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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported) November 13, 1996
                                                --------------------------------

                                 Tenneco, Inc.
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            (Exact name of registrant as specified in its charter)


   Delaware                        333-14009                     76-0233548
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                               1275 King Street
                            Greenwich, Connecticut                   06831
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                   (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (203) 863-1000
                                                  ------------------------------

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TENNECO Inc.                                                            Form 8-K
Page 2                                                         November 13, 1996

Item 5. OTHER EVENTS

     Attached as an Exhibit to this Current Report on Form 8-K are the Combined Financial Statements and Schedules of Tenneco Energy for each of the three years in the period ended December 31, 1995 and for the nine months ended September 30, 1996 and 1995. As used herein, the term "Tenneco Energy" refers to all energy businesses and operations owned directly or indirectly by Tenneco Inc. ("Tenneco") and its subsidiaries, and other existing and discontinued operations of Tenneco and its subsidiaries other than those relating to Tenneco's automotive, packaging, administrative services and shipbuilding businesses.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              23    --  Consent of Arthur Andersen LLP.

              99    --  Combined Financial Statements and Schedules of Tenneco
                        Energy.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENNECO INC.
                                       --------------------------------
                                       (REGISTRANT)


                                       By:  /s/ Karl A. Stewart
                                           ----------------------------
                                           Karl A. Stewart
                                           Vice President and Secretary


Date: November 13, 1996

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                                 TENNECO INC.
                               INDEX TO EXHIBITS

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

Exhibit No.      Exhibit
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

      23     --  Consent of Arthur Andersen LLP.

      99     --  Combined Financial Statements and Schedules of Tenneco Energy.

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